                                                                   EXHIBIT 10.46

                           PAN AMERICAN GROUP, INC.

                            1994 STOCK OPTION PLAN


I.   THE PLAN.

     1.1  Purpose.
          -------

          The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by providing an additional means through the grant of Options to attract, motivate, retain and reward key employees, including officers, directors, and certain consultants by providing them long-term incentives to improve the financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. Capitalized terms are defined in Article IV.

     1.2  Administration and Authorization; Power and Procedure.
          -----------------------------------------------------

          (a)  Committee.  This Plan shall be administered by and all Options to
               ---------
Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its member(s).

          (b)  Options; Interpretation; Powers of Committee.  Subject to the
               --------------------------------------------
express provisions of this Plan, the Committee shall have the authority:

               (i) to determine the particular Eligible Persons who will receive Options;

               (ii) to grant Options to Eligible Persons, determine the price at which securities will be exercised and awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Options, consistent with the express limits of this Plan, and to establish the installments (if any) in which such Options shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and to establish the events of termination or reversion of such Options;

               (iii) to approve the forms of Option Agreements (which need not be identical either as to type of award or among Participants);

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               (iv)  to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held, by Eligible Persons, subject to any required consent under Section 3.6;

               (vi) to accelerate the exercisability or the vesting of any Options under such circumstances as the Committee shall determine, including a Change in Control Event, or to extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 1.6; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c)  Binding Determinations.  Any action taken by, or inaction of, the
               ----------------------
Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          (d)  Reliance on Experts.  In making any determination or in taking or
               -------------------
not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e)  Delegation.  The Committee may delegate ministerial, non-
               ----------
discretionary functions to individuals who are officers or employees of the Company.

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     1.3  Participation.
          -------------

          Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine.

     1.4  Shares Available for Options.
          ----------------------------

          Subject to the provisions of Section 3.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration, but not for less than the minimum lawful consideration under applicable state law.

          (f)  Number of Shares; Individual Limit.  The maximum number of shares
               ----------------------------------
of Common Stock that may be delivered pursuant to Options granted to Eligible Persons under this Plan shall not exceed 600 shares, subject to adjustments contemplated by Section 3.2. The maximum number of shares of Common Stock which may be delivered pursuant to Options granted during any calendar year to any Eligible Person shall not exceed 400.

          (g)  Calculation of Available Shares and Replenishment. Shares subject
               -------------------------------------------------
to outstanding Options shall be reserved for issuance. If any Option shall expire or be canceled or terminated without having been exercised or paid in full, the unpurchased, unvested or undelivered shares of Common Stock subject thereto shall again be available for the purposes of this Plan; provided, however, that if the Corporation withholds Common Stock pursuant to Section 3.5, the aggregate number of shares issuable with respect to the applicable Option and under this Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Options under this Plan.

     1.5  Grant of Options.
          ----------------

          Subject to the express provisions of this Plan, the Committee shall determine those individuals who are Eligible Persons, the number of shares of Common Stock subject to each Option, the price to be paid for the shares and the other terms of the Option. Each Option shall be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant. Each Option shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the specific provisions of this Plan.

     1.6  Option Period.
          -------------

          Each Option and all executory rights or obligations under the related Option Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Option Date and shall be subject to earlier termination as provided herein or in the applicable Option Agreement.

     1.7  Limitations on Exercise and Vesting of Options.
          ----------------------------------------------

          (h)  Provisions for Exercise. Unless the Committee otherwise expressly
               -----------------------
so provides, no Option shall be exercisable or shall vest less than twelve months after the initial Option Date, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option. Unless the Committee otherwise provides, an Option shall become exercisable in installments at the rate of 25% of the shares initially subject to the Option (subject to Section 3.2) on the Option Date, per annum, commencing on the first anniversary of the Option Date.

          (i)  Procedure. Any exercisable Option shall be deemed to be exercised
               ---------
when the Corporation receives written notice of such exercise from the Participant, together with the required payment made in accordance with Section 2.2.

          (j)  Other Vesting.  If the Employment Contract terminates and it is
               -------------
not renewed after three years then all option not vested will accelerate and vest. Upon sale of the Company, change of control in parent through merger, sale of assets, etc or if William Bron is no longer in control of Pan American Group, Inc. then all options not yet vested should accelerate and vest.

          (k)  Fractional Shares/Minimum Issue. Fractional share interests shall
               -------------------------------
be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 2 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

     1.8  Acceptance of Notes to Finance Exercise.
          ---------------------------------------

          If the Committee in its sole discretion approves, the Corporation may accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Option, provided that any such note shall
                                               --------
be subject to the following terms and conditions:

          (l) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Options under this Plan, and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (m) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not
           --------
exceed a period of ten (10) years.

          (n) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

          (o) The unpaid principal balance of the note shall become due and payable on the tenth business day after Termination of Employment of a Participant.

          (p) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby (and/or other collateral required by the Committee) in compliance with applicable law.

          (q) The terms, repayment provisions, and collateral release provisions of the note and any pledge securing the note shall conform with applicable law, including (if applicable) the rules and regulations of the Federal Reserve Board as then in effect.

     1.9  No Transferability of Options.
          -----------------------------

          Options may be exercised only by, and shares issuable pursuant to an Option shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Other than by will or the laws of descent and distribution or other exception to transfer restrictions expressly authorized by the Committee, no right or benefit under this Plan or any Option, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall deliver such shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary for purposes hereof shall not constitute a transfer for these purposes.

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     1.10 Restrictions on Transfer of Shares.
          ----------------------------------

          (a)  Restrictions.  Notwithstanding anything else contained herein,
               ------------
each Participant upon exercise of any Option shall become a "Restricted Stockholder" under the Stockholders Agreement and the shares acquired upon exercise of any Option by the Participant (or, in the event of the Participant's death or Disability, his Beneficiary or Personal Representative, as applicable) shall be deemed "Shares" under the Stockholders Agreement. The Restricted Stockholder and such Shares shall be subject to all of the terms, conditions and restrictions imposed on Restricted Stockholders and Shares under the Stockholders Agreement. Each Participant (or his Beneficiary or Personal Representative, as applicable) shall execute and deliver such other agreements or documents as the Corporation may reasonably request to further enforce the restrictions herein and under the Stockholders Agreement on the Options and shares issuable on exercise thereof.

          (b)  Miscellaneous.  Any transfer by a Participant (or a Participant's
               -------------
Beneficiary or Personal Representative) or by a transferee of shares of Common Stock acquired pursuant to the exercise or vesting of an Option or any interest therein shall be subject to such additional restrictions as the Committee may from time to time specify with respect to such Option and shares in the related Option Agreement. All certificates evidencing shares subject to the restrictions of this Section shall bear the following legends and/or any other appropriate or required legends under applicable laws:


          "OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING RESTRICTIONS ON THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION UNDER SECTION 1.10 OF THE CORPORATION'S 1994 STOCK OPTION PLAN, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

          "THE OWNERSHIP, SALE, TRANSFER, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE ARE RESTRICTED BY THE PROVISIONS OF A STOCKHOLDERS AGREEMENT (THE "AGREEMENT") DATED AS OF MAY 1, 1994, AND THE CORPORATION'S RIGHT TO ACQUIRE THE SHARES PURSUANT TO SECTION 4.1(b) THEREOF. TRANSFEREES OF THE SHARES ARE BOUND BY THE TERMS OF THE AGREEMENT. A COPY OF THE STOCKHOLDER'S AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION OR OBTAINED FROM THE CORPORATION WITHOUT CHARGE. ALL THE

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          PROVISIONS OF THE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE IN
          THIS CERTIFICATE."

          "THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION AND QUALIFICATION UNDER SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."


II.  OPTIONS.

     2.1  Grants.
          ------

               One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated by the Committee in the applicable Option Agreement as either a Nonqualified Stock Option or an Incentive Stock Option. Notwithstanding anything contained herein to the contrary, Incentive Stock Options may be granted only to Eligible Employees.

     2.2  Option Price.
          ------------

          (r)  Pricing Limits.  The purchase price per share of the Common Stock
               --------------
covered by each Option shall be determined by the Committee at the time of the Option, provided that such purchase price shall not be less than the lesser of
        --------
(i) 100% of the Fair Market Value per share of the Common Stock on the date of grant, or determined in good faith by the Board of Directors (ii) $2,000 (subject to adjustment under Section 3.2); provided further, that in any event
                                           -------- -------
the purchase price of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

          (s)  Payment Provisions. The purchase price of any shares purchased on
               ------------------
exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in money; (ii) by check payable to the order of the Corporation; or (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section
1.8. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

     2.3  Limitations on Grant and Terms of Incentive Stock Options.
          ---------------------------------------------------------

          (t)  $100,000 Limit.  To the extent that the aggregate Fair Market
               --------------
Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (u)  Other Code Limits. There shall be imposed in any Option Agreement
               -----------------
relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  Limits on 10% Holders.
          ---------------------

          No Incentive Stock Option may be granted to any person who, at the time such Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Subsidiary or parent, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5  Option Repricing/Cancellation and Regrant/Waiver of Restrictions.
          ----------------------------------------------------------------

          Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Participant any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon, or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, such amendment or other action may, among other changes, result in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.


III. OTHER PROVISIONS.

     3.1  Rights of Eligible Employees, Participants and Beneficiaries.
          ------------------------------------------------------------

          (v)  Employment Status.  Status as an Eligible Employee shall not be
               -----------------
construed as a commitment that any Option will be granted under this Plan to an Eligible Employee or to Eligible Employees generally. The Committee, however, may require a commitment regarding continued employment in connection with the grant of any Option hereunder.

          (w)  No Employment Contract. Nothing contained in this Plan (or in any
               ----------------------
other documents related to this Plan or to any Option) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

          (x)  Plan Not Funded. Options granted under this Plan shall be payable
               ---------------
in shares of the Corporation, and (except as provided in Section 1.4(b)) no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder.

Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     3.2  Adjustments; Early Termination.
          ------------------------------

          (y)  Adjustments.  If the outstanding shares of Common Stock are
               -----------
changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, (1) proportionately adjust any or all of (i) the number and kind of shares of Common Stock (or other securities) which thereafter may be made the subject Options (including the specific maxima and numbers of shares set forth elsewhere in this
Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (iii) the grant, purchase, or exercise price of any or all outstanding Options, (iv) the minimum grant price set forth in Section 2.2(a)(ii) of this Plan as to any Options to be granted after such event, and (v) the securities deliverable upon exercise of any outstanding Options; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to awards of Incentive Stock
--------  -------
Options, no such adjustment shall be made which would cause this Plan to violate
Section 424(a) of the Code or any successor provisions thereto without the consent of any affected Participant.

          (z)  Possible Early Termination of Options. If any Option or other
               -------------------------------------
right to acquire Common Stock has not been exercised or has not become vested or exercisable prior to (i) a dissolution or liquidation of the Corporation or (ii) a reorganization event described in Section 3.2(a) that the Corporation does not survive, and no provision has been made for the substitution, exchange or other settlement of such Option, such Option shall thereupon terminate.

     3.3  Termination of Employment; Termination of Subsidiary Status.
          -----------------------------------------------------------

          Any Option to the extent not exercised shall terminate and become null and void upon a Termination of Employment of the Participant, except as set forth in subsections (a) through (c) below or otherwise expressly provided by the Committee. Notwithstanding anything contained in this Section to the contrary, all Options shall be subject to earlier termination pursuant to or as contemplated by Section 1.6 and Section 3.2 of the Plan, and any and all rights to an Option, to the extent not exercised or vested, shall expire immediately upon a Termination of Employment of the Participant for cause, of which the Committee (in the case of any dispute about cause) shall be the sole judge.

               (aa) Nonqualified Stock Options.  Unless the Committee otherwise
                    --------------------------
expressly provides in the Option Agreement:

                    (i) If the Participant's employment by the Company terminates by reason other than death, Disability or cause, or by reason of a Subsidiary ceasing to be a Subsidiary, then the Participant shall have twelve months after the date of Termination of Employment to exercise any Nonqualified Stock Option to the extent that it was exercisable on such date;

                    (ii) If the Participant's employment by the Company terminates by reason of a Disability, or if Participant suffers a Disability within three months of a Termination of Employment under subsection (i) above, then the Participant or Participant's Personal Representative, as the case may be, shall have twelve months after the date of Disability (or, if earlier, Termination of Employment) to exercise any Nonqualified Stock Option to the extent that it was exercisable on such date; and

                    (iii) If the Participant dies while in the employ of the Company, or within twelve months after a Termination of Employment under subsection (i) or (ii) above, then the Participant's Beneficiary may exercise at any time within twelve months after the Participant's Termination of Employment, any Nonqualified Stock Option to the extent that it was exercisable on the date of the Participant's Termination of Employment;

provided, however, that in no event shall the Option be exercised after the
--------  -------
expiration of its term or its earlier termination under any other provisions of the Plan.

               (bb) Incentive Stock Options.  Unless the Committee otherwise
                    -----------------------
expressly provides in the Option Agreement:

                    (i) If the Participant's employment by the Company terminates by reason other than death, Disability or cause, or by reason of a Subsidiary ceasing to be a Subsidiary, then the Participant shall have twelve months after the date of Termination of Employment to exercise any Incentive Stock Option to the extent that it was exercisable on such date;

                    (ii) If the Participant's employment by the Company terminates by reason of a Disability, or if Participant suffers a Disability within twelve months of a Termination of Employment under subsection (i) above, then the Participant or Participant's Personal Representative, as the case may be, shall have twelve months after the date of Disability (or, if earlier, Termination of Employment) to exercise any Incentive Stock Option to the extent that it was exercisable on such date; and

                    (iii) If the Participant dies while in the employ of the Company, or within twelve months after a Termination of Employment under subsection (i) or (ii) above, then the Participant's Beneficiary may exercise, at any time within twelve months after the Participant's Termination of Employment, any Incentive Stock Option to the extent that it was exercisable on the date of the Participant's Termination of Employment;

provided, however, that in no event shall the Option be exercised after the
--------  -------
expiration of its term or its earlier termination under any other provision of this Plan.

               (cc) Extension of Exercise. Notwithstanding the foregoing
                    ---------------------
provisions, in the event of, or in anticipation of, a Termination of Employment with the Company for any reason other than discharge for cause, the Committee may, in its discretion, increase the portion of the Option available to the Participant (or Participant's Beneficiary or Personal Representative, as the case may be) or extend the exercisability period (subject to Section 1.6) upon such terms as the Committee shall determine and consistent with the requirements of Section 422 of the Code.

     3.4  Compliance With Laws.
          --------------------

          This Plan, the granting and vesting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the

Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     3.5  Tax Withholding.
          ---------------

          Upon any exercise of any Option, unless the Committee otherwise provides, the Participant (or the Participant's Personal Representative or Beneficiary, as the case may be) shall pay or provide for payment in cash or by check of the amount of any applicable taxes which the Company may be required to withhold with respect to such transaction. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee in its sole discretion may authorize (subject to Section 3.4) the Participant, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by the appropriate number of shares valued at their then Fair Market Value to satisfy such withholding obligation.

     3.6  Plan Amendment, Termination and Suspension.
          ------------------------------------------

          (dd) Board or Committee Authorization.  The Board may at any time
               --------------------------------
terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

          (ee) Shareholder Approval.  To the extent then required under Sections
               --------------------
422 and 424 of the Code in the case of Incentive Stock Options or required by any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

          (ff) Amendments to Options.  Without limiting any other express
               ---------------------
authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Participants that the Committee in the prior exercise of its discretion has imposed and may make other changes to the terms and conditions of Options, provided that any such changes do not affect, in any
                       -------- ----
manner materially adverse to the Participant, his or her rights and benefits under an Option, without the consent of the Participant.

          (gg) Limitations on Amendments to Plan and Options.  No amendment,
               ---------------------------------------------
suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by
Section 3.2 shall not be deemed to constitute changes or amendments for purposes of this Section 3.6.

     3.7  Privileges of Stock Ownership.
          -----------------------------

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     3.8  Effective Date of this Plan.
          ---------------------------

          This Plan shall be effective as of May 1, 1994, subject to shareholder approval.

     3.9  Term of this Plan.
          -----------------

          No Option shall be granted after May 1, 2004 (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including its authority to amend an Option, shall continue during any suspension of this Plan and in respect of outstanding Options on such Termination Date.

     3.10 Governing Law/Construction/Severability.
          ---------------------------------------

          (hh) Choice of Law.  This Plan, the Options, all documents evidencing
               -------------
Options and all other related documents shall be governed by and construed in accordance with the laws of the state of incorporation of the Corporation.

          (b)  Severability.  If any provision shall be held by a court of
               ------------
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     3.11 Captions.
          --------

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     3.12 Non-Exclusivity of Plan.
          -----------------------

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

IV.  DEFINITIONS

     4.1  Definitions.
          -----------

          (ii) "Beneficiary" shall mean the person, persons, trust or trusts
                -----------
entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (jj) "Board" shall mean the Board of Directors of the
                -----
Corporation.

          (kk) "Book Value" determined as of a particular date shall mean the
                ----------
book value (total assets less total liabilities) of the Corporation as determined in good faith by the Committee based on the most recent available financial statements prepared in accordance with generally accepted accounting principles. The Book Value per share determined as of a particular date is the total Book Value divided by the total number of shares of Common Stock then outstanding.

          (ll) "Change in Control Event" shall mean any of the following:
                -----------------------

               (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by shareholders or other affiliates of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

               (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporations' business and/or assets to a person or entity which is not a Subsidiary or other affiliate; or

               (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than a person having more than 10% ownership at the time of adoption of this Plan) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

          (mm) "Code" shall mean the Internal Revenue Code of 1986, as
                ----
amended from time to time.

          (nn) "Committee" shall mean a committee appointed by the Board to
                ---------
administer this Plan, which committee shall be comprised of one or more directors or such greater number of directors as may be required under applicable law.

          (oo) "Common Stock" shall mean the Common Stock of the Corporation and
                ------------
such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 3.2 of this Plan.

          (pp) "Company" shall mean, collectively, the Corporation and its
                -------
Subsidiaries.

          (qq) "Corporation" shall mean Pan American Group, Inc., a
                -----------
Delaware corporation, and its successors.

          (rr) "Disability" shall mean, in the case of an Incentive Stock
                ----------
Option, a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and, in the case of Nonqualified Stock Options, such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

          (ss) "Eligible Employee" shall mean an officer (whether or not a
                -----------------
director) or key employee of the Company, as determined by the Committee in its discretion.

          (tt)  "Eligible Person" shall mean any Eligible Employee, Other
                 ---------------
Eligible Person or Non-Employee Director.

          (uu)  "Exchange Act" shall mean the Securities Exchange Act of
                 ------------
1934, as amended from time to time.

          (vv)  "Fair Market Value" shall mean the value of the Common Stock as
                 -----------------
determined by the Committee in a reasonable good faith manner consistent with the requirements of Section 422 of the Code and regulations promulgated thereunder, based upon available financial information about the Company and/or such other information obtained from any exchange, market or other source of data as the Committee deems appropriate for determining such value for purposes of this Plan.

          (ww)  "Incentive Stock Option" shall mean an Option which is
                 ----------------------
designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

          (xx)  "Non-Employee Director "shall mean a member of the Board of
                 ---------------------
Directors of the Corporation who is not an officer or employee of the Company.

          (yy)  "Nonqualified Stock Option" shall mean an Option that is
                 -------------------------
designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

          (zz)  "Option" shall mean an option to purchase Common Stock under
                 ------
this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option, subject to the requirements of Section 2.1.

          (aaa) "Option Agreement" shall mean any writing setting forth
                 ----------------
the terms of an Option that has been authorized by the Committee.

          (bbb) "Option Date" shall mean the date upon which the
                 -----------
Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the grant of Option.

          (ccc) "Option Period" shall mean the period beginning on an
                 -------------
Option Date and ending on the expiration date of such Option.

          (ddd) "Other Eligible Person" shall mean any other person
                 ---------------------
(including a significant agent or consultant) who performs substantial services for the Company of a nature similar to those performed by key employees, as may be selected (consistent with Section 3.4) to participate in this Plan by the Committee from time to time.

          (eee) "Participant" shall mean an Eligible Person who has been granted
                 -----------
an Option under this Plan.

          (fff) "Personal Representative" shall mean the person or persons who,
                 -----------------------
upon the Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

          (ggg) "Plan" shall mean this Pan American Group, Inc. 1994 Stock
                 ----
Option Plan.

          (hhh) "Stockholders Agreement" shall mean the Stockholders
                 ----------------------
Agreement dated as of May 1, 1994, among the Corporation and certain stockholders designated Restricted Stockholders, as amended from time to time.

          (iii) "Subsidiary" shall mean any corporation or other entity
                 ----------
a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (jjj) "Termination of Employment" shall mean, with respect to
                 -------------------------
an Eligible Employee, any termination of the Eligible Employee's employment with the Company. If an entity ceases to be a Subsidiary, a Termination of Employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity owned, controlled by or under common control with the Company. In the case of a Non-Employee Director, Termination of Employment shall mean the termination of such Non-Employee Director's service as a director of the Corporation. In the case of an Other Eligible Person, Termination of Employment shall mean the termination of such Other Eligible Person's rendering of services to the Company of a nature similar to the services performed by key employees. As to any Eligible Employee, absence from work caused by military service or authorized sick leave shall not be considered as a Termination of Employment for purposes of this Plan or any Option hereunder.

                                     xviii

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


          THIS AGREEMENT, dated as of the ____ day of ____________, is entered into by and between Pan American Group, Inc., a Delaware corporation (the "Corporation"), and _________________ ("Optionee").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, pursuant to the Pan American Group, Inc. 1994 Stock Option Plan, as amended (the "Plan"), the Corporation has granted to Optionee effective as of the ____ day of _____________ (the "Award Date") a nonqualified stock option to purchase all or any part of ____ authorized but unissued or treasury shares of Common Stock, $.001369863 par value, of the Corporation upon the terms and conditions set forth herein and in the Plan.

          NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

          1.   Defined Terms.  Capitalized terms used herein and not otherwise
               -------------
defined herein shall have the meaning assigned to such terms in the Plan.

          2.   Grant of Option.  This Agreement evidences the Corporation's
               ---------------
grant to Optionee of the right and option to purchase, on the terms and conditions set forth herein and in the Plan, up to ____ shares of the Common Stock at the price of _________ per share (the "Option"), exercisable from time to time to the extent provided herein, subject to the provisions of this Agreement and the Plan, prior to the close of business on April 30, 2001, or such earlier termination date as provided in Sections 5 and 6 below (the "Expiration Date").

          3.   Exercisability of Option.  The Option may be exercised in
               ------------------------
installments as to 25% of the aggregate number of shares set forth in Section 2 hereof (subject to adjustment) on and after ___________ and as to an additional 25% of such aggregate number of such shares (subject to adjustment) on May 1 in each of ____, ____ and ____.

          To the extent Optionee does not in any year purchase all or any part of the shares to which Optionee is entitled, Optionee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than five. shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the

Option.

          4.   Method of Exercise of Option.  The Option shall be exercisable by
               ----------------------------
the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment in cash or by check payable to the order of the Corporation for the full purchase price of the shares to be purchased, and as applicable, tax withholding required pursuant to
Section 3.5 of the Plan and the agreements and other written statements required pursuant to Section 1.10 of the Plan.

          5.   Effect of Termination of Employment or Death: Change in
               -------------------------------------------------------
Subsidiary Status.  The Option and all other rights hereunder, to the extent not
-----------------
exercised, shall terminate and become null and void at such time as Optionee ceases to be employed by either the Corporation or any Subsidiary, except that:

               (a) if such employment is terminated by reason of voluntary retirement or resignation (other than pursuant to a dismissal for cause or in anticipation of such a dismissal (as determined by the Committee in its sole discretion) or in the circumstances described in subsections (b), (c) or (d) below), Optionee may at any time within a period of three months after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

               (b) if Optionee becomes permanently disabled (within the meaning of Code Section 22(e)(3) or as otherwise defined by the Committee) while in the employ of the Corporation or any Subsidiary, then the Option shall be deemed to have been accelerated and become fully exercisable immediately prior to such termination and may be exercised within a period of three months after Optionee's termination from employment, if not earlier terminated pursuant to the terms of Section 6 of this Agreement;

               (c) if Optionee dies while in the employ of the Corporation, then the Option shall be deemed to have been accelerated and become fully exercisable immediately prior to such termination and may be exercised within a period of three months after Optionee's termination from employment, if not earlier terminated pursuant to the terms of Section 6 of this Agreement; and

               (d) if such employment is terminated by the Corporation (other than pursuant to a dismissal for cause or in anticipation of such dismissal (as determined by the Committee in its sole discretion)), then the Option shall be deemed to have been accelerated and become fully exercisable immediately prior to such termination and may be exercised for a period of three months after Optionee's termination from employment, if not earlier terminated pursuant to the terms of Section 6 of this Agreement;

provided, however, that in no event may the Option be exercised by anyone under this Section 5 or otherwise after the Expiration Date. If Optionee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 5 to be a termination of employment under subsection
(d) in respect of Optionee if Optionee does not continue as an employee of another entity owned, controlled by or under common control with the Corporation. In the case of a non-employee director, termination of employment shall mean the termination of such non-employee director's service as a director of the Corporation and its Subsidiaries. In the case of any other eligible person, termination of employment shall mean the termination of such eligible person's rendering of services to the Corporation of a nature similar to the services performed by key employees. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section 5.

          6.   Termination of Option Under Certain Events.  As contemplated by
               ------------------------------------------
Section 3.2 of the Plan, the Option may be terminated by the Corporation to the extent not previously exercised, upon an event or transaction which the Corporation does not survive.

          7.   Non-Transferability of Option.  The Option and any other rights
               -----------------------------
of Optionee under this Agreement or the Plan are nontransferable as provided in
Section 1.9 of the Plan.

          8.   Notices.  Any notice to be given under the terms of this
               -------
Agreement shall be in writing and addressed if to the Corporation to its principal office located at 1999 Avenue of the Stars, Suite 2960, Los Angeles, 90067, Attention: William Bron, and if to Optionee to the address given beneath Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

          9.   Plan.  The Option and all rights of Optionee thereunder are
               ----
subject to, and Optionee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference. Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Optionee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

          10.  Notice of Disposition.  Optionee agrees to notify the Corporation
               ---------------------
of
any sale or other disposition of any shares of Common Stock received upon exercise of the Option, if such sale or disposition occurs within two years after the Award Date or within one year after the date of such exercise.

          11.  Consideration to Corporation.  In consideration of the granting
               ----------------------------
of this Option by the Corporation, Optionee agrees to render faithful and efficient services to the Corporation or its Subsidiaries, with such duties and responsibilities as the Corporation or its subsidiaries shall from time to time prescribe, for a period of at least one (1) year from the date this Option is granted.

          12.  Acceptance of Stockholder Agreement.  Optionee agrees that upon
               -----------------------------------
the exercise of all or any part of the Option granted hereunder, Optionee and the shares of Common Stock acquired thereby shall be subject to all of the terms and conditions of that certain Stockholder's Agreement dated as of May 1, 1994, by and among the Corporation and the other stockholders of the Corporation whose names appear on the signature pages thereto.

          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and Optionee has hereunto set his or her hand.

                              PAN AMERICAN GROUP, INC.
                              (a Delaware corporation)


By:___________________________________
                                    Name:
                                         Title:
OPTIONEE



___________________________
(Signature)



___________________________
(Print Name)

___________________________
(Address)



___________________________
(City, State, Zip Code)

                                                               CONSENT OF SPOUSE
                                                               -----------------


          In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Pan American Group, Inc., I, ____________________________, the spouse of Optionee herein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED:  ________________            ________________________________
                                         Signature of Spouse

                   EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT
                   -----------------------------------------

     THIS AGREEMENT, dated as of the   day of             , is entered
                                    --       -------------
into by and between Pan American Group, Inc., a Delaware corporation (the
"Corporation"), and,               ("Employee").
                    ---------------


                               W I T N E S S T H
                               -----------------

     WHEREAS, pursuant to the Pan American Group, Inc. 1994 Stock Option Plan
(the "Plan"), the Corporation has granted to Employee effective as of the   day
                                                                          --
of                 (the "Award Date"), an option to purchase all or any part
  -----------------
of    authorized but unissued or treasury shares of Common Stock, $.001369863
  ----
par value, of the Corporation upon the terms and conditions set forth herein and in the Plan.

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined
        -------------
herein shall have the meaning assigned to such terms in the Plan.

     2. Grant of Option. This Agreement evidences the Corporation's grant to
        ---------------
Employee of the right and option to purchase, on the terms and conditions set
forth herein and in the Plan, up to    shares of the Common Stock at the price
                                   ----
of $     per share (the "Option"), exercisable from time to time to the extent
    -----
provided herein, subject to the provisions of this Agreement and the Plan, prior to the close of business on April 30, 2001, or such earlier termination date as provided in Sections 3, 6 and 7 below (the "Expiration Date"). It is the intent of the Corporation that this Option constitute (to the extent permitted by law) an incentive stock option ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

     3. Exercisability of Option. The Option may be exercised in installments as
        ------------------------
to 25% of the aggregate number of shares set forth in Section 2 hereof (subject
to adjustment) on and after          and as to an additional 25% of such
                           ----------
aggregate number of such shares (subject to adjustment) on      in each of    ,
                                                           -----          ----
     and     .
-----   -----


     To the extent Employee does not purchase all or any part of the shares to which Employee is entitled, Employee has the right cumulatively thereafter to purchase any shares not so purchased for three (up to five if allowed by law) years thereafter only, at which time that portion of the Option not so purchased shall terminate and expire. Fractional share interests shall be disregarded, but may be cumulated. No fewer than five shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

     4.  Additional Limitations on Exercise of Option as an ISO. In the event
         -------------------------------------------------------
Employee is granted incentive stock options (whether under this Award Agreement or any other incentive stock option agreement with the Corporation or any parent corporation) and the aggregate Fair Market Value (determined as of the respective dates of grant of such options) of the Common Stock with respect to which such options are first exercisable in any calendar year exceeds $100,000, the most recently granted options shall be treated as nonqualified stock options to the extent of the excess. In addition, in the case of simultaneously granted options, the Corporation may, in the manner and to the extent permitted by law, designate which shares are to be treated as stock acquired pursuant to the exercise of an incentive stock option.

     5.  Method of Exercise of Option. The Option shall be exercisable by the
         -----------------------------
delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment in cash or by check payable to the order of the Corporation for the full purchase price of the shares to be purchased, and as applicable, tax withholding required pursuant to
Section 3.5 of the Plan and the agreements and other written statements required pursuant to Section 1.10 of the Plan.

     6.  Effect of Termination of Employment or Death; Change in Subsidiary
         ------------------------------------------------------------------
Status. The Option and all other rights hereunder, to the extent not exercised,
-------
shall terminate and become null and void at such time as Employee ceases to be employed by either the Corporation or any Subsidiary, except that:


         (a) if such employment is terminated by reason of voluntary retirement or resignation (other than pursuant to a dismissal for cause or in anticipation of such a dismissal (as determined by the Committee in its sole discretion) or in the circumstances described in subsections (b), (c) or (d) below), Employee may at any time within a period of twelve months after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

         (b) if Employee becomes permanently disabled (within the meaning of Code Section 22(e)(3) or as otherwise defined by the Committee) while in the employ of the Corporation or any Subsidiary, then the Option shall be deemed to have been accelerated and become fully exercisable immediately prior to such termination and may be exercised within a period of twelve months after Employee's termination from employment, if not earlier terminated pursuant to the terms of Sections 3 and 7 of this Agreement;

         (c) if Employee dies while in the employ of the Corporation, then the Option shall be deemed to have been accelerated and become fully exercisable immediately prior to such termination and may be exercised within a period of twelve months after Employee's termination from employment, if not earlier terminated pursuant to the terms of Sections 3 and 7 of this Agreement; and

         (d) if such employment is terminated by the Corporation (other than pursuant to a dismissal for cause or in anticipation of such dismissal (as determined by the Committee in its sole discretion)), then the Option shall be deemed to have been accelerated and become fully exercisable immediately prior to such termination and may be exercised for a period of twelve months after Employee's termination from employment, if not earlier terminated pursuant to the terms of Sections 3 and 7 of this Agreement.

provided, however, that in no event may the Option be exercised by anyone under this Section 6 or otherwise after the Expiration Date. If Employee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 6 to be a termination of employment under subsection
(d) in respect of Employee if Employee does not continue as an employee of another entity owned, controlled by or under common control with the Corporation. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section 6.

     7.  Termination of Option Under Certain Events. As contemplated by Section
         -------------------------------------------
3.2 of the Plan, the Option may be terminated by the Corporation to the extent not previously exercised, upon an event or transaction which the Corporation does not survive in accordance with the Stock Option Plan.

     8.  Non-Transferability of Option. The Option and any other rights of
         -----------------------------
Employee under this Agreement or the Plan are nontransferable as provided in
Section 1.9 of the Plan.

     9.  Notices. Any notice to be given under the terms of this Agreement shall
         --------
be in writing and addressed if to the Corporation to its principal office located at 1999 Avenue of the Stars, Suite 2960, Los Angeles, 90067, Attention:
William Bron, and if to Employee to the address given beneath Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

     10.  Plan. The Option and all rights of Employee thereunder are subject to,
          ----
and Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference. Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

     11.  Consideration to Corporation. In consideration of the granting of this
          ----------------------------
Option by the Corporation, Employee agrees to render faithful and efficient services to the Corporation or its Subsidiaries pursuant to the Employment Agreement between Pan American Bank, FSB and Employee dated as of May 1, 1994.

     12.  Notice of Disposition. Employee agrees to notify the Corporation of
          ---------------------
any sale or other disposition of any shares of Common Stock received upon exercise of the Option, if such sale or disposition occurs within two years after the Award Date or within one year after the date of such exercise.

     13.  Acceptance of Stockholder Agreement. Employee agrees that upon the
          -----------------------------------
exercise of all or any part of the Option granted hereunder, Employee and the shares of Common Stock acquired thereby shall be subject to all of the terms and conditions of that certain Stockholder's Agreement dated as of May 1, 1994, by and among Employee, the Corporation and the other stockholders of the Corporation whose names appear on the signature pages thereto.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and Employee has hereunto set his or her hand.




                                          PAN AMERICAN GROUP, INC.
                                          (a Delaware corporation)


                                          By:
                                             ---------------------------
                                             Name:
                                             Title:



EMPLOYEE



---------------------------------
(Signature)



---------------------------------
(Print Name)



---------------------------------
(Address)



---------------------------------
(City, State, Zip Code)


                                                               CONSENT OF SPOUSE
                                                               -----------------

     In consideration of the execution of the foregoing Nonqualified Stock
Option Agreement by Pan American Group, Inc., I,                    , the spouse
of Optionee herein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: October 18, 1994

                                  -------------------------------
                                        Signature of Spouse



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